BANK AND OTHER BORROWINGS (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
BANK AND OTHER BORROWINGS
Total bank and other borrowings	¥ 3,446,569	$ 492,854	¥ 3,726,389
Short-term	430,366	61,542	649,680
Long-term debts due within one year	550,698	78,749	383,016
Total	981,064	140,291	1,032,696
Long-term, non-current portion	¥ 2,465,505	$ 352,563	¥ 2,693,693